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                                                                    Exhibit 32.2


                         AERO SYSTEMS ENGINEERING, INC.


                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with this Quarterly Report on Form 10-Q of Aero Systems Engineering, Inc. (the "Company") for the period ended September 30, 2003, I, Steven R. Hedberg, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 10, 2003                    /s/ Steven R. Hedberg
                                   --------------------------------------------
                                   Steven R. Hedberg, CFO, Secretary & Treasurer Aero Systems Engineering, Inc.